Exhibit 10.12

LOAN MODIFICATION AGREEMENT NO. 5

Preamble: This Loan Modification Agreement (this “Agreement”), dated as of April 21, 2005 (the “Effective Date”), is made between UPS Capital Corporation, as lender (the “Lender”) and each Person identified as “Borrower” on the signature page(s) hereof, as borrower(s) (individually and collectively, the “Borrower”), for the purpose of amending or otherwise modifying the terms of that certain Loan and Security Agreement, dated as of August 28, 2002, heretofore made between Lender and Borrower (which, as it has been, or hereafter may be, modified or amended, is called herein the “Loan Agreement”). Now, therefore, in consideration of the mutual promises contained herein and in the Loan Agreement, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower, each intending to be legally bound, agree as follows:

1.  Definitions.  Capitalized terms used herein, but not expressly defined themselves herein, shall have the meanings given to such terms in the Loan Agreement.

2.  Loan Modifications.  Lender and Borrower agree to modify the Loan Agreement as follows:

2.1  Continuation of Line Increase.  The increase in the Maximum Amount from $15,000,000 to $20,000,000 effected through the date hereof pursuant to that certain Loan Modification Agreement No. 4, dated as of February 28, 2005, between Borrower and Lender (“Fourth Modification”), shall continue in effect through the Termination Date; provided, however, that total Borrowings under the Line of Credit shall continue to be tied to, and limited by, the Borrowing Base in effect from time to time.

2.2  Continuation of Availability Increase.  In connection with the foregoing continuation of the increase in the Maximum Amount, the increase in the dollar limitation on Borrowings supported by Eligible Inventory, as reflected in the definition of the Borrowing Base, from $7,500,000 to $10,000,000, effected pursuant to the Fourth Modification, shall be continued through the Termination Date.

2.3  Definition of Initial Term.  The definition of Initial Term set forth in Section 1.1 of the Loan Agreement is hereby amended to read as follows: “Initial Term” shall mean the period commencing on the Closing Date and ending on January 31, 2006.

3.  Inducing Representations.  To induce Lender to enter into this Agreement, Borrower hereby represents and warrants that: (i) Borrower is duly authorized to enter into this Agreement, and this Agreement, upon its execution by Borrower and Lender, will constitute Borrower’s legal, valid and binding obligations enforceable in accordance with its terms against Borrower; (ii) after giving effect to this Agreement, no Event of Default exists; (iii) no present right of setoff, counterclaim, recoupment claim or defense exists in Borrower’s favor in respect of its payment or performance of any Obligations; and (iv) except as modified by this Agreement, all terms of the Loan Agreement and each Loan Document shall remain in full force and effect.

4.  Miscellaneous.  Except as otherwise expressly provided herein, all modifications to the Loan Agreement set forth herein shall take effect on the Effective Date. Each existing Loan Document (including, particularly, any Note) shall be deemed modified hereby as necessary to conform its terms to the terms of the Loan Agreement, as modified hereby. This Agreement constitutes a Loan Document, and shall be governed and construed accordingly. This Agreement constitutes the entire agreement between Lender and Borrower relative to the subject matter hereof, and supersedes and replaces any prior understandings and agreements, written or oral, in regard thereto. This Agreement shall be binding on, and inure to the benefit of, the successors and assigns of Borrower and Lender. Borrower shall reimburse Lender for all costs which Lender incurs, including reasonable attorneys fees, in the preparation, negotiation, execution and performance of this Agreement, and the recording of any Loan Documents in connection herewith.

5.  Conditions Precedent.  The following shall constitute express conditions precedent to Lender having any obligations under this Agreement, regardless of its execution hereof: if required by Lender, the Borrower shall have delivered to Lender such additional Loan Documents, including, particularly, any Notes, which Lender determines to be necessary to give effect hereto.

IN WITNESS WHEREOF, Lender and Borrower have executed this Agreement, by and through their respective authorized officers, as of the Effective Date.

“Borrower”			“Lender”

NATIONAL R.V. HOLDINGS, INC.			UPS CAPITAL CORPORATION

By:	/S/	Thomas J. Martini	By:	/S/ John P. Holloway
		Authorized Officer Treasurer		Authorized Officer

NATIONAL R.V., INC.

By:	/S/	Thomas J. Martini
Authorized Officer Treasurer

COUNTRY COACH, INC.

By:	/S/	Thomas J. Martini
Authorized Officer Treasurer